UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2018

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)
(415) 738-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.: ☐
Digital Realty Trust, L.P.: ☐

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Global Revolving Credit Facility

On October 24, 2018, Digital Realty Trust, L.P., which we refer to as the operating partnership, together with its subsidiaries Digital Singapore Jurong East Pte. Ltd., Digital HK JV Holding Limited, Digital Singapore 1 Pte. Ltd., Digital Gough, LLC, Digital Stout Holding, LLC, Digital Euro Finco, L.P., Digital Japan, LLC, Digital Osaka 3 TMK, Digital Osaka 4 TMK, Moose Ventures LP, and Digital Australia Finco Pty Ltd, as borrowers, and Digital Realty Trust, Inc. and Digital Euro Finco LLC together with the operating partnership as guarantors, the banks, financial institutions and other institutional lenders listed therein, as the initial lenders, each issuing bank and swing line bank as listed therein, Citibank, N.A., as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as syndication agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citibank, N.A., and JPMorgan Chase Bank, N.A., as joint lead arrangers and joint bookrunners, entered into an Amended and Restated Global Senior Credit Agreement (the “Global Senior Credit Agreement”) for a $2.35 billion senior unsecured revolving credit facility, which we refer to as the global revolving credit facility, that replaced the $2.0 billion revolving credit facility executed on January 15, 2016. The global revolving credit facility provides for borrowings in Australian Dollars, British Pounds Sterling, Canadian Dollars, Euros, Hong Kong Dollars, Japanese Yen, Singapore Dollars, and U.S. Dollars, and includes the ability to add additional currencies in the future. The global revolving credit facility also provides for a letter of credit sub-facility with an aggregate sub-limit of the equivalent in the applicable currencies of up to approximately $115,000,000. The global revolving credit facility matures on January 24, 2023 with two six-month extension options. In addition, we have the ability from time to time to increase the size of the global revolving credit facility and the unsecured term loans (discussed below), in any combination, by up to $1.25 billion, subject to receipt of lender commitments and other conditions precedent.
The interest rate for borrowings under the global revolving credit facility is, at the option of the borrower, based on a floating rate or base rate, plus a margin based on the credit rating of our long-term senior unsecured debt. As of October 24, 2018, the applicable rate for floating rate advances was the applicable index plus 90 basis points, and the applicable rate for base rate advances was the applicable index plus 0 basis points. An annual facility fee subject to pricing based on the credit rating of our long-term senior unsecured debt is payable quarterly in respect of the commitments under the global revolving credit facility, and as of October 24, 2018, was 20 basis points. Under the global revolving credit facility, we also have the ability to make U.S. Dollar-denominated competitive bid borrowings, which will bear interest at the rates offered by the lenders participating in such competitive bid advances. We are also required to pay certain fees to the administrative agent and letter of credit issuers under the global revolving credit facility. During the term of the global revolving credit facility, we may borrow, repay and re-borrow amounts available under the global revolving credit facility, subject to voluntary reduction of the swing line, letter of credit and revolving credit commitments.
Borrowings under the global revolving credit facility are guaranteed by Digital Realty Trust, Inc., Digital Euro Finco LLC and the operating partnership. In specified circumstances, additional guarantors are required to be added. The global revolving credit facility contains various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In addition, the global revolving credit facility restricts Digital Realty Trust, Inc. from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable Digital Realty Trust, Inc. to maintain its qualification as a REIT and to avoid the payment of income or excise tax.
In addition, the global revolving credit facility includes events (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by a borrower, cross-default for payment defaults and cross-acceleration for other defaults under material debt or a change of control) which, if not cured within the time period, if any, specified would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders holding more than a majority of the commitments and loans (including letter of credit advances) may elect to accelerate the outstanding principal and accrued and unpaid interest under the global revolving credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any borrower under any bankruptcy, insolvency or other similar law.
As of October 24, 2018, certain of the joint lead arrangers and joint bookrunners or their affiliates are tenants of ours, and certain other lenders have other relationships with us.
The foregoing description of the global revolving credit facility is only a summary and is qualified in its entirety by reference to the Global Senior Credit Agreement, a copy of which will be filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2018.
Term Loan
On October 24, 2018, the operating partnership, together with its subsidiaries Digital Singapore Jurong East Pte. Ltd., Digital HK JV Holding Limited, Digital Singapore 1 Pte. Ltd., Digital Gough, LLC, and Digital Australia Finco Pty Ltd, as borrowers, and Digital Realty Trust, Inc. and Digital Euro Finco LLC together with the operating partnership as guarantors, the banks, financial institutions and other institutional lenders listed therein, as the initial lenders, Citibank, N.A., as administrative agent, with Bank of America, N.A. and JPMorgan Chase Bank, N.A. as syndication agents, (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citibank, N.A., JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, U.S. Bank National Association and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners for the 2023 Term Loan (as defined below) and (ii) Merrill Lynch, Pierce Fenner & Smith Incorporated, Citibank, N.A., JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Sumitomo Mitsui Banking Corporation and TD Securities (USA) LLC as joint lead arrangers and joint bookrunners for the 2024 Term Loan (as defined below), entered an Amended and Restated Term Loan Agreement (the “Term Loan Agreement”) which governs (i) a $300 million 5-year senior unsecured term loan (the “2023 Term Loan”) and (ii) an approximately $512 million 5-year senior unsecured term loan (the “2024 Term Loan”). The Term Loan Agreement replaced the $1.55 billion term loan agreement executed on January 15, 2016. The Term Loan Agreement provides for borrowings in Australian Dollars, Canadian Dollars, Hong Kong Dollars, Singapore Dollars and U.S. Dollars. The maturity date of the 2023 Term Loan is January 15, 2023 and the maturity date of the 2024 Term Loan is January 24, 2023. The 2024 Term Loan has two six-month extension options. In addition, we have the ability from time to time to increase the aggregate size of lending under the Term Loan Agreement and the global revolving credit facility (discussed above), in any combination, by up to $1.25 billion, subject to receipt of lender commitments and other conditions precedent.
The interest rate for borrowings under the Term Loan Agreement is based on a floating rate or, with respect to U.S. Dollar advances only at the option of the borrower, base rate, in each case plus a margin based on the credit rating of our long-term senior unsecured debt. As of October 24, 2018, under the 2023 Term Loan the applicable rate for floating rate advances is the applicable index plus 100 basis points and the applicable rate for base rate advances is the applicable index plus 0 basis points and under the 2024 Term Loan the applicable rate for the floating rate advances is the applicable index plus 100 basis points and the applicable rate for the base rate advances is the applicable index plus 0 basis points. An annual agency fee is payable quarterly in respect of the commitments under the Term Loan Agreement. We are also required to pay certain fees to the administrative agent under the Term Loan Agreement.
Borrowings under the Term Loan Agreement are guaranteed by Digital Realty Trust, Inc., Digital Euro Finco LLC and the operating partnership. In specified circumstances, additional guarantors are required to be added. The Term Loan Agreement contains various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In addition, the Term Loan Agreement restricts Digital Realty Trust, Inc. from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable Digital Realty Trust, Inc. to maintain its qualification as a REIT and to avoid the payment of income or excise tax.
In addition, the Term Loan Agreement includes events (including, without limitation, a non-payment under the loans, a breach of warranties and representations in any material respect, non-compliance with covenants by a borrower, cross-default for payment defaults and cross-acceleration for other defaults under material debt or a change of control) which, if not cured within the time period, if any, specified would constitute an event of default.

Upon the occurrence and continuance of such events of default, the lenders holding more than a majority of the commitments and loans may elect to accelerate the outstanding principal and accrued and unpaid interest under the Term Loan Agreement. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any borrower under any bankruptcy, insolvency or other similar law.
As of October 24, 2018, certain of the joint lead arrangers and joint bookrunners or their affiliates are tenants of ours, and certain other lenders have other relationships with us.
The foregoing description of the Term Loan Agreement is only a summary and is qualified in its entirety by reference to the Term Loan Agreement, a copy of which will be filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2018.
Yen Facility
On October 24, 2018, the operating partnership, together with its subsidiaries Digital Japan LLC, Digital Osaka 3 TMK and Digital Osaka 4 TMK, as borrowers, and Digital Realty Trust, Inc. and Digital Euro Finco LLC together with the operating partnership as guarantors, the banks, financial institutions and other institutional lenders listed therein, as the initial lenders, each issuing bank as listed therein, Sumitomo Mitsui Banking Corporation, as administrative agent, and Sumitomo Mitsui Banking Corporation, MUFG Bank Ltd. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, entered into a Credit Agreement (the “Credit Agreement”) for a ¥33,285,000,000 (approximately $300 million) senior unsecured revolving credit facility, which we refer to as the Yen revolving credit facility. The Yen revolving credit facility provides for borrowings in Japanese Yen. The Yen revolving credit facility matures on January 24, 2024. In addition, we have the ability from time to time to increase the size of the revolving credit facility to up to ¥93,285,000,000 (approximately $835 million), subject to receipt of lender commitments and other conditions precedent.
The interest rate for borrowings under the Yen revolving credit facility is, at the option of the borrower, based on a floating rate or base rate, plus a margin based on the credit rating of our long-term senior unsecured debt. As of October 24, 2018, the applicable rate for Eurocurrency rate advances was the applicable index plus 50 basis points, and the applicable rate for TIBOR rate advances was the applicable index plus 50 basis points. An annual unused fee subject to pricing based on the credit rating of our long-term senior unsecured debt is payable quarterly in respect of the commitments under the Yen revolving credit facility, and as of October 24, 2018, was 10 basis points. We are also required to pay certain fees to the administrative agent and letter of credit issuers under the Yen revolving credit facility.
Borrowings under the Yen revolving credit facility are guaranteed by Digital Realty Trust, Inc., Digital Euro Finco LLC and the operating partnership. In specified circumstances, additional guarantors are required to be added. The Yen revolving credit facility contains various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In addition, the Yen revolving credit facility restricts Digital Realty Trust, Inc. from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable Digital Realty Trust, Inc. to maintain its qualification as a REIT and to avoid the payment of income or excise tax.
In addition, the Yen revolving credit facility includes events (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by a borrower, cross-default for payment defaults and cross-acceleration for other defaults under material debt or a change of control) which, if not cured within the time period, if any, specified would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders holding more than a majority of the commitments and loans (including letter of credit advances) may elect to accelerate the outstanding principal and accrued and unpaid interest under the Yen revolving credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any borrower under any bankruptcy, insolvency or other similar law.

The foregoing description of the Yen revolving credit facility is only a summary and is qualified in its entirety by reference to the Credit Agreement, a copy of which will be filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2018.

Item 8.01    Other Events.
Quill Loan Amendment
On October 24, 2018, the operating partnership, together with its subsidiary Quill Equity LLC as borrowers, and Digital Realty Trust, Inc. together with the operating partnership as guarantors, the banks, financial institutions and other institutional lenders listed therein, as the initial lenders, Citibank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citibank, N.A., JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as joint lead arrangers and joint bookrunners, entered into Amendment No. 1 to the Senior Secured Term Loan (as so amended, the “Secured Term Loan Agreement”) which, among other things, amended the financial covenants therein to correspond with the financial covenants in the Global Senior Credit Agreement and the Term Loan Agreement, decreased the applicable rate for eurodollar rate advances, and decreased the applicable rate for base rate advances. As of October 24, 2018, the applicable rate for eurodollar rate advances was the applicable index plus 100 basis points and the applicable rate for base rate advances was the applicable index plus 0 basis points. An annual agency fee is payable quarterly in respect of the commitments under the Secured Term Loan Agreement. We are also required to pay certain fees to the administrative agent under the Secured Term Loan Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: October 29, 2018

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary